UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 19, 2014

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS RD. DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

EnLink Midstream, LLC (the “Registrant”) indirectly owns the general partner interest, the incentive distribution rights and a portion of the limited partner interests in EnLink Midstream Partners, LP (the “Partnership”).

Fifth Supplemental Indenture for 8.875% Senior Notes due 2018

On March 19, 2014, the Partnership completed its previously announced tender offer and consent solicitation, which commenced on March 12, 2014, pursuant to which approximately $536.1 million, or approximately 74%, of the Partnership’s $725.0 million aggregate principal amount of 8.875% Senior Notes due 2018 (the “2018 Notes”) were validly tendered and not withdrawn prior to 11:59 p.m., New York City time, on March 18, 2014.  The Partnership accepted all such tendered 2018 Notes for payment and made payment of approximately $567.4 million for such tendered 2018 Notes.

On March 19, 2014, the Partnership, its wholly-owned subsidiary EnLink Midstream Finance Corporation and Wells Fargo Bank, National Association, as trustee (the “Trustee”) entered into the fifth supplemental indenture (the “Fifth Supplemental Indenture”) to the indenture governing the Partnership’s 2018 Notes following receipt of the requisite consents of the holders of the 2018 Notes.  The Fifth Supplemental Indenture eliminates substantially all of the restrictive covenants and certain event of default provisions in the indenture governing the 2018 Notes.  The Fifth Supplemental Indenture became operative upon the purchase by the Partnership of a majority of the outstanding 2018 Notes on March 19, 2014 pursuant to its tender offer.

The foregoing description is qualified in its entirety by reference to the text of the Fifth Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Issuance of 2.700% Senior Notes due 2019, 4.400% Senior Notes due 2024 and 5.600% Senior Notes due 2044

On March 19, 2014, the Partnership issued $1.2 billion aggregate principal amount of unsecured senior notes (the “Notes”), consisting of $400.0 million aggregate principal amount of its 2.700% senior notes due 2019 (the “2019 Notes”), $450.0 million aggregate principal amount of its 4.400% senior notes due 2024 (the “2024 Notes”) and $350.0 million aggregate principal amount of its 5.600% senior notes due 2044 (the “2044 Notes”), under an Indenture, dated as of March 19, 2014, between the Partnership and the Trustee (the “Base Indenture”), as amended and supplemented by the First Supplemental Indenture thereto, dated as of March 19, 2014, between the Partnership and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).  Interest on the Notes is payable on April 1 and October 1 of each year, beginning October 1, 2014.  The 2019 Notes mature on April 1, 2019, the 2024 Notes mature on April 1, 2024 and the 2044 Notes mature on April 1, 2044.  The Notes were issued in an underwritten offering registered under the Securities Act of 1933, as amended, pursuant to a shelf Registration Statement on Form S-3 (Registration No. 333-194465) that became effective upon filing on March 10, 2014.

The terms of the Notes, the Base Indenture and the First Supplemental Indenture are further described in the Prospectus Supplement dated March 12, 2014 relating to the Notes, filed with the Securities and Exchange Commission on March 13, 2014, and the accompanying Prospectus dated March 10, 2014, under the captions “Description of Notes” and “Description of the Debt Securities,” respectively. Such descriptions do not purport to be complete and are qualified by reference to the Indenture and the First Supplemental Indenture, which are filed as Exhibits 4.2 and 4.3, respectively, to this Current Report and are incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report under the heading “Issuance of 2.700% Senior Notes due 2019, 4.400% Senior Notes due 2024 and 5.600% Senior Notes due 2044” is incorporated herein by reference.

Item 3.03.                                        Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 of this Current Report under the heading “Fifth Supplemental Indenture for 8.875% Senior Notes due 2018” is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT NUMBER		DESCRIPTION

4.1	—

Fifth Supplemental Indenture, dated as of March 19, 2014, by and among EnLink Midstream Partners, LP, EnLink Midstream Finance Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated March 19, 2014, filed with the Commission on March 21, 2014).

4.2	—

Indenture, dated as of March 19, 2014, by and between EnLink Midstream Partners, LP and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated March 19, 2014, filed with the Commission on March 21, 2014).

4.3	—

First Supplemental Indenture, dated as of March 19, 2014, by and between EnLink Midstream Partners, LP and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.3 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated March 19, 2014, filed with the Commission on March 21, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM, LLC

	By:	EnLink Midstream Manager, LLC,
its Managing Member

Date: March 21, 2014	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

4.1	—

Fifth Supplemental Indenture, dated as of March 19, 2014, by and among EnLink Midstream Partners, LP, EnLink Midstream Finance Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated March 19, 2014, filed with the Commission on March 21, 2014).

4.2	—

Indenture, dated as of March 19, 2014, by and between EnLink Midstream Partners, LP and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated March 19, 2014, filed with the Commission on March 21, 2014).

4.3	—

First Supplemental Indenture, dated as of March 19, 2014, by and between EnLink Midstream Partners, LP and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.3 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated March 19, 2014, filed with the Commission on March 21, 2014).